SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )



Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]


Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ]        Definitive Proxy Statement
[X]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          COMMISSION FILE NO. 0-18856


                            DIGITAL BIOMETRICS, INC.

                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):


[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


       (1)      Title of each class of securities to which transaction applies:
       (2)      Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined)
       (4)      Proposed maximum aggregate value of transaction:
       (5)      Total fee paid:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         (1)      Amount previously paid:
         (2)      Form, Schedule or Registration Statement no.:
         (3)      Filing Party:
         (4)      Date Filed:




                      [DIGITAL BIOMETRICS, INC. LETTERHEAD]

                                     NOTICE

                          THE DIGITAL BIOMETRICS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                     HAS BEEN ADJOURNED UNTIL APRIL 14, 1997


Dear Stockholder:

         We previously sent you materials relating to the Annual Meeting of Stockholders of Digital Biometrics, Inc. (the "Company"), which was held on March 18, 1997 (the "Meeting").

         At the Meeting, stockholders voted in favor of Proposal Nos. 1, 3, and 4 set forth in the Notice, and those proposals were adopted. The Meeting was adjourned with respect to Proposal No. 2, however, in order to allow sufficient time to obtain the required vote for such proposal. Proposal No. 2 sought stockholder adoption of an Amended and Restated Certificate of Incorporation of the Company to provide, among other things, for an increase in the number of shares of common stock authorized from 20,000,000 to 50,000,000 and to authorize the issuance of up to 5,000,000 shares of preferred stock.

         The Meeting will reconvene at the offices of the Company, 5600 Rowland Road, Suite 205, Minnetonka, Minnesota 55343-4315, on Monday, April 14, 1997 at 3:00 p.m., Minneapolis time, to consider Proposal No. 2.

         If you did not vote on Proposal No. 2 as of the original Meeting date, we request you to vote on the proposal by marking, signing and dating the enclosed proxy card and returning it in the envelope provided. If you did vote on Proposal No. 2 as of the original Meeting date and you wish to change your vote, you may do so by marking, signing and dating the enclosed proxy card and returning it in the envelope provided. Otherwise, you need take no further action at this time.

         Your vote is important, so please act promptly. Thank you for your support on this important matter.

                                                     Sincerely,


                                                     /s/ James C. Granger
                                                     James C. Granger
                                                     President
Enclosure

Minnetonka, Minnesota
March 24, 1997





                           DIGITAL BIOMETRICS, INC.
                              5600 ROWLAND ROAD
                       MINNETONKA, MINNESOTA 55343-4315
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having duly received the Notice of Adjourned Annual Meeting of Stockholders, dated March 24, 1997, hereby appoints James C. Granger or C. McKenzie Lewis III as proxies (each with the power to act alone and with the power of substitution and revocation), to represent the undersigned and to vote, as designated below, all shares of common stock of Digital Biometrics, Inc. (the "Company") held of record by the undersigned on January 27, 1997, at the postponed Annual Meeting of Stockholders to be held on April 14, 1997 at 3:00 p.m., Minneapolis time, at the offices of the Company, 5600 Rowland Road, Suite 205, Minnetonka, Minnesota 55343-4315.


1. To adopt an Amended and Restated Certificate of Incorporation of the Company to provide, among other things, for an increase in the number of shares of Common Stock authorized from 20,000,000 to 50,000,000 and to authorize the issuance of up to 5,000,000 shares of preferred stock.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN



        (CONTINUED, AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                        (CONTINUED FROM THE OTHER SIDE)


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

                                            Please sign exactly as name appears
                                            on this Proxy. When shares are held
                                            by joint tenants, both should sign.
                                            If signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by an authorized
                                            person.


                                            Dated: _____________________________

                                            ____________________________________

                                            ____________________________________


             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.